SEQUOIA FUND, INC.
Ticker: SEQUX
767 Fifth Avenue
New York, New York 10153
(Telephone: 800-686-6884)

STATEMENT OF ADDITIONAL INFORMATION
May 2, 2011
(As supplemented January 9, 2012)

_____________________

Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking long-term growth of capital.  Ordinarily the Fund's portfolio will be primarily invested in common stocks.  The Fund may also invest in foreign securities, restricted securities and special situations.

_____________________

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 2, 2011, as supplemented through the date of this SAI (the "Prospectus").  This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus.  The Fund's financial statements for the fiscal year ended December 31, 2010, included in the Fund's Annual Report to Shareholders, are incorporated into this SAI by reference.  Copies of the Prospectus and the Annual Report may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above or by accessing the Fund's website: www.sequoiafund.com.

Table of Contents

Investment Policies	2
Management	7
Investment Adviser and Investment Advisory Contract	12
Distributor and Distribution Agreement	15
Allocation of Portfolio Brokerage	16
Disclosure of Portfolio Holdings	17
Net Asset Value	17
Purchase and Redemption of Shares	19
Tax Considerations	21
Common Stock	22
Custodian, Counsel and Independent Registered Public Accounting Firm	23
Financial Statements and Report of Independent Registered Public Accounting Firm	23

INVESTMENT POLICIES

(a) Foreign Securities

Investments may be made in both domestic and foreign companies.  Investors should recognize that investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies.  An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies.  There is generally less government regulation of foreign stock exchanges, brokers and listed companies than in the United States.  In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries.  Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

(b) Restricted or Not Readily Marketable Securities

The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 ("Securities Act").  Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act.  The Fund will not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).  Restricted securities are valued in accordance with the Fund's valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).

If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels.  There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c) Special Situations

The Fund intends to invest in special situations from time to time.  A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others, the following:  liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies.  Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.  The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

(d) Debt Securities

The Fund may invest in corporate and U.S. Government debt securities.  Debt securities are used by issuers to borrow money.  The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

The Fund's investments in debt securities are subject to credit risk.  An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody's, S&P, Fitch Ratings and other rating agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Fund's investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

(e) Other Investment Policies

The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation.  In any event, under ordinary circumstances, securities will be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes.  While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%.  (The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period.  Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.)

A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer.  While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code, as it intends to do.  See "Tax Considerations", page 18.  The Fund will not acquire more than 25% of any class of the securities of any issuer.  The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a stockholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the Investment Company Act of 1940 ("1940 Act").  The Fund may not:

1.           Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities," page 2), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.           Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3.           Purchase or sell commodities or commodity contracts.

4.           Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities.  (See "Restricted or Not Readily Marketable Securities," page 2.)

5.           Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

6.           Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7.           Make short sales of securities.

8.           Purchase or sell puts and calls on securities.

9.           Participate on a joint or joint and several basis in any securities trading account.

10.           Purchase the securities of any other investment company except (1) in the open market where to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

11.           Invest in companies for the purpose of exercising management or control.

12.           Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

13.           Issue senior securities, except as permitted by the 1940 Act.

14.           Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or Ruane, Cunniff & Goldfarb Inc., the Fund's investment adviser (the "Investment Adviser"), owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than five percent of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the NYSE Amex LLC.

MANAGEMENT

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors.  Certain information concerning the Fund's Board of Directors is set forth below.

Name, Address* and Age	Position(s) Held with the Fund	Years of Service as a Director	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Other Directorships Held by Director During Past 5 Years	Dollar Range of Equity Securities in the Fund as of December 31, 2010
INTERESTED DIRECTORS**
Richard T. Cunniff, 87	Vice Chairman and Director	40	Vice Chairman and Director, Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000 (1)(2)
Robert D. Goldfarb, 66	President and Director	32	Chairman and CEO, Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000 (1)(3)
David M. Poppe, 46	Executive Vice President and Director	8	President and Director, Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000 (1)
DISINTERESTED DIRECTORS
Robert L. Swiggett, 88,***	Director	40	Retired	None	Over $100,000
Vinod Ahooja, 59,***	Director	10	Retired	None	None
Roger Lowenstein, 56,***	Chairman of the Board of Directors	12	Writer major Financial and News Publications	None	Over $100,000 (4)
C. William Neuhauser, 84,***	Director	36	Retired	None	Over $100,000 (5)
Sharon Osberg, 61, ***	Director	7	Consultant Internet Mobile Technology	None	Over $100,000
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*	The address for each of the Directors is 767 Fifth Avenue, Suite 4701, New York, New York 10153.

§
The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.

**	"Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the Fund's investment adviser.

***	Member of the Fund's Audit Committee and Nominating Committee.

(1)
Messrs. Cunniff, Goldfarb and Poppe are officers, directors and voting stockholders of the Investment Adviser, which is the owner of 40,803 shares of the Fund's Common Stock.  (See "Investment Adviser and Investment Advisory Contract" below).  In addition, Messrs. Cunniff, Goldfarb and Poppe are trustees and beneficiaries of the Profit-Sharing Plan of the Investment Adviser, which owns 252,099 shares of the Fund's Common Stock.

(2)	In addition, 95,681 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.

(3)	In addition, 59,052 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.

(4)	In addition, 63 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.

(5)	In addition, 1,075 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

Leadership Structure and the Board of Directors

The Board is responsible for managing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of eight Directors, five of whom are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Disinterested Directors").   In addition to four regularly scheduled meetings per year, the Disinterested Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Disinterested Directors may deem necessary. Each Director attended at least 100% of the total number of meetings of the Board in the year ending December 31, 2010. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Investment Adviser to manage the Fund and is responsible for overseeing the Investment Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Fund's Amended and Restated By-Laws and the Nominating Committee Charter do not set forth any specific qualifications to serve as a Director. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is a Disinterested Director.  The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Investment Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

It has been determined that the Board's leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund's investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Disinterested Directors is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Lowenstein provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's management, the Investment Adviser and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund's portfolio securities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committee Structure

The Fund's Board of Directors has two standing committees - an Audit Committee and a Nominating Committee.  The members of the Audit and Nominating Committees are identified above.  The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process.  The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors.  The Nominating Committee does not consider for nomination candidates proposed by shareholders for election as Directors.  The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

Officer and Other Fund Information

Certain information concerning the Fund's officers is set forth below.

Name, Address* and Age	Position(s) – (Month and Year First Elected)	Principal Occupation during the past 5 years

Robert D. Goldfarb (66)	President (7/98)	See biography above.
David M. Poppe (46)	Executive Vice President (1/03)	See biography above.
Joseph Quinones, Jr. (65)	Vice President, Secretary, Treasurer and Chief Compliance Officer (6/95)	Vice President, Secretary, Treasurer, and Chief Compliance Officer of Ruane, Cunniff & Goldfarb Inc.
Michael Valenti (42)	Assistant Secretary (3/07)	Administrator of Ruane, Cunniff & Goldfarb Inc.
___________________
*           The address for each of the Fund's officers is 767 Fifth Avenue, Suite 4701, New York, New York 10153.

As of the close of business on March 31, 2011, the directors and officers of the Fund collectively owned approximately 0.3%, or, including shares owned by their respective relatives and affiliates, approximately 1.9%, of the total number of the outstanding shares of the Fund's Common Stock.  Each of the directors and officers disclaims beneficial ownership of the shares owned by such relatives and affiliates.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund.  The aggregate compensation for the fiscal year ended December 31, 2010 paid by the Fund to each of the Directors is set forth below.  The Investment Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

Name of Director*	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
Richard T. Cunniff	$0	-0-	-0-	$0
Robert D. Goldfarb	$0	-0-	-0-	$0
David M. Poppe	$0	-0-	-0-	$0
Vinod Ahooja	$50,000	-0-	-0-	$50,000
Roger Lowenstein	$50,000	-0-	-0-	$50,000
C. William Neuhauser	$50,000	-0-	-0-	$50,000
Sharon Osberg	$50,000	-0-	-0-	$50,000
Robert L. Swiggett	$50,000	-0-	-0-	$50,000

The Fund, the Investment Adviser and Ruane, Cunniff & Goldfarb LLC, the Fund's distributor (the "Distributor"), have each adopted a Code of Ethics that permits their personnel to invest in securities, including securities that may be held or purchased by the Fund.  The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest.

The Fund has adopted the Investment Adviser's Proxy Voting Policies and Procedures ("Procedures"), which are designed to ensure that the Investment Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund.  The Procedures require the Investment Adviser to identify and address conflicts of interest between the Investment Adviser or the Distributor (or any affiliated person of the Investment Adviser, the Distributor or the Fund) and the shareholders of the Fund.  If a material conflict of interest exists, the Investment Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the shareholders of the Fund or take some other appropriate action.

The Investment Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  The Investment Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive.  For all other proposals, the Investment Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Investment Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge by visiting the Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information.  This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pursuant to the terms of the Investment Advisory Contract (the "Contract"), the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund.  Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.

In addition, the Investment Adviser, or its affiliates, are obligated under the Contract to pay or reimburse the Fund for the following expenses incurred by the Fund:  (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's prospectuses and sales and advertising materials.  The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Investment Adviser under the Contract).

The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment.  The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

The Contract became effective on March 1, 2006.  The Contract continues in effect for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.  Continuance of the Contract was approved for an additional annual term at a meeting of the Board of Directors on December 6, 2010.

For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values.  The management fee is accrued daily and paid monthly.

However, under the terms of the Contract, the Investment Adviser will reimburse the Fund for the amount, if any, by which the operating expenses of the Fund in any year, including the management fee, exceed 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000.  Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a), (b) and (c) above.  During the fiscal year ended December 31, 2010, the Fund incurred operating expenses of $32,619,183 of which the Investment Adviser reimbursed the Fund $1,110,000.  During the fiscal year ended December 31, 2009, the Fund incurred operating expenses of $27,189,000 of which the Investment Adviser reimbursed the Fund $1,091,000.  During the fiscal year ended December 31, 2008, the Fund incurred operating expenses of $32,164,000 of which the Investment Adviser reimbursed the Fund $1,184,000.

The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

The Investment Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Until January 1, 2004, the Investment Adviser was the Fund's regular broker.  Since January 1, 2004, Ruane, Cunniff & Goldfarb LLC, the Distributor, which is a wholly-owned subsidiary of the Investment Adviser, has served as the Fund's regular broker.

Mr. Richard T. Cunniff, Mr. Robert D. Goldfarb and Mr. David M. Poppe are controlling shareholders of the Investment Adviser. As of December 31, 2010, Messrs. Cunniff, Goldfarb and Poppe collectively owned beneficially 17,285 shares of common stock of the Investment Adviser (the only class of voting securities of the Investment Adviser), collectively constituting approximately 45.4%, and individually constituting approximately 15.4%, 23.7% and 6.4%, respectively, of such shares outstanding.

Management Fee

The following chart sets forth, for each of the last three years, (i) the management fee that was received by the Investment Adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Investment Adviser from the Fund.

Year Ended	Management Fee	Amount Reimbursed	Net Amount Received
December 31, 2008	$30,832,201	$1,184,000	$29,648,201
December 31, 2009	$25,947,249	$1,091,000	$24,856,249
December 31, 2010	$31,360,973	$1,110,000	$30,250,973

Portfolio Managers

The Investment Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Contract.  Robert D. Goldfarb and David M. Poppe jointly oversee the day to day management of the Fund. Mr. Goldfarb is Chairman and CEO of the Investment Adviser, with which he has been associated for over 39 years, and serves as Director and President of the Fund. Mr. Poppe is President and Director of the Investment Adviser, with which he has been associated for 12 years, and serves as Director and Executive Vice President of the Fund.

The Fund does not directly compensate any of the Fund's portfolio managers.  Mr. Goldfarb's compensation is paid solely by the Investment Adviser in the form of a fixed salary as well as a percentage of fees received from separately managed accounts and a portion of the advisory fees received from the Fund.  In addition, Mr. Goldfarb also receives a percentage of commissions charged to separately managed accounts earned by Ruane, Cunniff & Goldfarb LLC.  Mr. Poppe's compensation is paid solely by the Investment Adviser in the form of a fixed salary and bonus. In addition, Mr. Goldfarb and Mr. Poppe also receive a percentage of the net profits of the Investment Adviser based on their share ownership of the Investment Adviser.  The net profits of the Investment Adviser include profits of Ruane, Cunniff & Goldfarb LLC, a portion of which is derived from the Fund's use of Ruane, Cunniff & Goldfarb LLC to execute security transactions.  None of the portfolio managers is compensated based directly on the performance of the Fund.  The Fund, whose net assets aggregated $3,487,714,639 at December 31, 2010, is the sole registered investment company managed by the portfolio managers.

Mr. Goldfarb also manages 962 separate accounts for individuals, corporations, and other entities, aggregating $3,125,792,000 in value as of December 31, 2010 as well as 29 pooled investment vehicles aggregating $425,916,000.  Mr. Poppe also manages 15 separate accounts for individuals, corporations, and other entities, aggregating $108,287,000 in value as of December 31, 2010 as well as 2 pooled investment vehicles aggregating $3,481,000. The Investment Adviser is compensated solely based on a percentage of assets managed.

Potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of the investments of the other separately managed accounts.  Although the separately managed accounts are managed in a similar manner as the Fund, the separately managed accounts are not subject to the same regulatory restrictions as the Fund.  In addition, concentrations of securities and cash may differ between a separately managed account and the Fund due to many factors and circumstances.

The Investment Adviser has adopted policies and procedures designed to ensure that allocation and trading practices are fair to all clients and that no client is disadvantaged over any other client.  The Investment Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Investment Adviser engage in personal securities transactions.

As of December 31, 2010, Mr. Goldfarb and his immediate family members beneficially owned shares of the Fund worth in excess of $1 million, and Mr. Poppe beneficially owned shares of the Fund worth between $500,001 and $1,000,000.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

Effective January 1, 2004, Ruane, Cunniff & Goldfarb LLC, a wholly-owned subsidiary of the Investment Adviser, became the Fund's distributor ("Distributor").  Previously, the Investment Adviser also served as the Fund's distributor.  Pursuant to the agreement between the Fund and the Distributor (the "Distribution Agreement"), the Distributor serves as the Fund's distributor and principal underwriter and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock.  The Distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

The Distribution Agreement was approved through December 31, 2011 by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on December 6, 2010. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually (1) by the Directors of the Fund and by vote of a majority of the Directors of the Fund who are not parties to the Distribution Agreement or affiliated persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund), or (2) by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

The Fund paid no underwriting commissions to the Distributor for the December 31, 2008, December 31, 2009, and December 31, 2010 fiscal years.

ALLOCATION OF PORTFOLIO BROKERAGE

The Fund has authorized the Investment Adviser to use the Distributor to effect securities transactions for the Fund.  The Fund has adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commissions paid to the affiliated broker-dealer be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The Fund and the Investment Adviser generally do not direct the Fund's portfolio transactions to persons or firms because of research services provided by such person or firm.  While neither the Fund nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply investment information to the Fund or the Investment Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions.

The Fund may invest in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market.  It may also execute transactions in listed securities through the third market.  Where transactions are executed in the over-the-counter market or the third market, the Investment Adviser seeks to deal with primary market makers and to execute transactions on the Fund's behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere.  The Fund does not allocate brokerage business in return for sales of the Fund's shares.

The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

Year Ended	Total Brokerage Commissions Paid	Brokerage Commissions Paid to the Distributor
December 31, 2008	$1,065,591	$1,065,591
December 31, 2009	$391,202	$391,202
December 31, 2010	$545,394	$545,394

During the year ended December 31, 2010, the brokerage commissions paid to the Distributor, an affiliated person of the Fund, represented 100% of the total brokerage commissions paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to 100% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions were paid.

DISCLOSURE OF PORTFOLIO HOLDINGS

To prevent the misuse of nonpublic information about the Fund's portfolio, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund's specific portfolio holdings.  Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers.  The Fund requires parties to whom nonpublic information about the Fund's portfolio holdings has been disclosed to keep such information confidential.  The Fund also prohibits such parties from trading on the basis of such information.  The Fund receives no compensation for such disclosures.  The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund's portfolio holdings.  The Fund, Investment Adviser and Distributor have each adopted a Code of Ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public on the Fund website or by calling the Fund's toll-free telephone number.  Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board.  Changes in the disclosure policy of the Fund will be approved by the Board.

NET ASSET VALUE

The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined as of the close of the Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open for business (each a "Fund Business Day").  The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding.

For purposes of this computation, readily marketable portfolio securities listed on the Exchange or on a foreign securities exchange are valued at the last quoted sales price on the Exchange or foreign securities exchange on the business day as of which such value is being determined.  If there has been no sale on the Exchange or foreign securities exchange on such day, the security is valued at the mean of the closing bid and asked prices on such day.  If no bid and asked prices are quoted on the Exchange or foreign securities exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value.  Values for securities listed on a foreign exchange are converted into their U.S. Dollar equivalent at the foreign exchange rate in effect at the close of the Exchange on that day.

Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner.  Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with NASDAQ Official Closing Price.

Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost.  Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument.  A Treasury Bill that when purchased had a remaining maturity in excess of sixty days is valued on the basis of market quotations and estimates as described above until the sixtieth day prior to maturity, at which point it is valued at amortized cost.  In that event, the "cost" of the security is deemed to be the security's stated market value on the sixty-first day prior to maturity.

All other assets of the Fund, including restricted and not readily marketable securities, are valued at "fair value" as determined in accordance with procedures established by and under the supervision of the Board of Directors.

The net asset value for each share of Common Stock on which the subscription and redemption prices are based is determined as of the close of business on the Exchange next following the receipt by the Fund of the subscription or request for redemption.

For purposes of determining the Fund's net asset value per share each day, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the foreign exchange rate in effect at the close of the Exchange on that day.

PURCHASE AND REDEMPTION OF SHARES

Purchases: General

The Fund reserves the right to withdraw the offering of Funds shares at any time, without notice.  The Fund also reserves the right to reject any order, whether direct or through an intermediary, to purchase shares (including additional purchases by existing shareholders).

Purchases: Limitations or Restrictions

The Fund may impose limitations or restrictions on purchases of Fund shares periodically to protect the implementation of the Fund's investment strategy or objective or otherwise control the Fund's asset levels.  The Fund may, for example, take one or more of the following actions to limit or restrict purchases of Fund shares:

•
Permit only existing shareholders to add to their existing accounts through the purchase of additional Fund shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned;

•	Limit the ability to open new accounts through financial intermediaries and other financial services organizations;

•	Limit shareholders' ability to add to their accounts through the Automatic Investment Plan or increase the AIP amount;

•
Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants;

•	Limit the ability of financial intermediaries and financial advisers to purchase shares for new and existing clients; and

•	Prohibit new purchases by existing shareholders and new investors and transfers of Fund shares by an existing shareholder to a new investor.

When Fund assets reach a level at which additional inflows can be invested without impairing the implementation of the Fund's investment strategy or objective, the Fund may remove an existing limitation or restriction on purchases of Fund shares.

When the Fund imposes a limitation or restriction on purchases of Fund shares or modifies it, the Fund will post information concerning the limitation or restriction or modification on its website at www.sequoiafund.com.

The Fund retains the right to make exceptions to any limitation or restriction on purchases of Fund shares.

Redemptions

The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

Additional Purchase and Redemption Information

You may visit the Fund online at www.sequoiafund.com.  In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website.  The Fund has entered into an agreement with a third-party service provider pursuant to which it supports the Fund's online capabilities.  A provision of that agreement limits the service provider's liability to the Fund such that the service provider's liability would not exceed (i) as to any single claim, an amount exceeding the aggregate fees received by the service provider during the three months preceding the occurrence from which the claim arises and (ii) as to all claims, an amount exceeding the aggregate fees received by service provider during the most recent 12-month term of services with respect to which the claim arises.

TAX CONSIDERATIONS

The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth on pages 4-6) in the proportion of its assets that may be invested in the securities of a single issuer.  However, for the fiscal year ended December 31, 2010, the Fund has qualified, and for each fiscal year thereafter the Fund intends to conduct its operations so as to qualify, to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to stockholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency.  To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer ("the 25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer ("the 50% test").  The Fund's investments in U.S. Government securities are not subject to these limitations.  The Fund will not lose its status as a regulated investment company if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities.  Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a regulated investment company.  The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a regulated investment company.  Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.

Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its stockholders are taxable to the recipient stockholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate stockholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions).  Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.  In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at a maximum federal tax rate of 15% (5% for individuals, trusts, and estates in lower tax brackets) (through 2012).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that both the Fund and the individual satisfy certain holding period and other requirements.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year and will be taxable to such shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

COMMON STOCK

The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, each having $.10 par value.

The Fund is a Maryland corporation.  The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of Common Stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate net asset value per share determined as of the next close of business of the Exchange after such certificate is presented for transfer, computed as in the case of a redemption of shares.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board of Directors.

To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the close of business on March 31, 2011:

Name and Address	Number of Shares	% of Shares
Fidelity Management Trust Company, as Trustee of the Walt Disney Company Employees Benefit Plan Trust 100 Magellan Way Covington, Kentucky 41015-1999	2,056,439	7.17%
Charles Schwab & Co. Inc. 9601 E Panorama Circle Englewood, Colorado 80112-3441	3,961,061	13.81%

CUSTODIAN, COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Bank of New York, MF Custody Administration Department, One Wall Street, 25th Floor, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash.  Subject to the supervision of the Board of Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, serves as counsel to the Fund.

BBD, LLP, 1835 Market Street, 26th Floor Philadelphia, PA  19103, has been appointed independent registered public accounting firm for the Fund.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for its fiscal year ended December 31, 2010 and the corresponding report of BBD, LLP are incorporated herein by reference to the Fund's annual report for the fiscal year ended December 31, 2010.  The annual report dated December 31, 2010 was filed on Form N-CSR with the Securities and Exchange Commission on March 7, 2011.  The annual report is available without charge upon request by contacting the Fund at 1-800-686-6884.